NU SKIN ENTERPRISES, INC.

SERIES D SENIOR NOTE

No. D-1
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT:     $12,750,000 (Dollars)
ORIGINAL ISSUE DATE:      October 3, 2006
INTEREST RATE:      6.19%
INTEREST PAYMENT DATES:     January 3 and July 3
FINAL MATURITY DATE:     July 3, 2016
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:     $1,821,428.57 (Dollars) on July 3 of 2010, 2011, 2012, 2013, 2014 and 2015

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWELVE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at JPMorgan Chase Bank in CityNew York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the placecountry-regionUnited States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such state.

NU SKIN ENTERPRISES, INC. By: /s/ Ritch N. Wood Name: Ritch N. Wood Title: Chief Financial Officer

NU SKIN ENTERPRISES, INC.

SERIES D SENIOR NOTE

No. D-2
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT:      $20,000,000 (Dollars)
ORIGINAL ISSUE DATE:      October 3, 2006
INTEREST RATE:     6.19%
INTEREST PAYMENT DATES:     January 3 and July 3
FINAL MATURITY DATE:     July 3, 2016
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:     $2,857,142.85 (Dollars) on July 3 of 2010, 2011, 2012, 2013, 2014 and 2015

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWENTY MILLION DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at JPMorgan Chase Bank in CityNew York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the placecountry-regionUnited States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such state.

NU SKIN ENTERPRISES, INC. By: /s/ Ritch N. Wood Name: Ritch N. Wood Title: Chief Financial Officer

NU SKIN ENTERPRISES, INC.

SERIES D SENIOR NOTE

No. D-3
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT:      $4,250,000 (Dollars)
ORIGINAL ISSUE DATE:      October 3, 2006
INTEREST RATE:     6.19%
INTEREST PAYMENT DATES:     January 3 and July 3
FINAL MATURITY DATE:     July 3, 2016
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:     $607,142.86 (Dollars) on July 3 of 2010, 2011, 2012, 2013, 2014 and 2015

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, or registered assigns, the principal sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at JPMorgan Chase Bank in CityNew York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the placecountry-regionUnited States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such state.

NU SKIN ENTERPRISES, INC. By: /s/ Ritch N. Wood Name: Ritch N. Wood Title: Chief Financial Officer

NU SKIN ENTERPRISES, INC.

SERIES D SENIOR NOTE

No. D-4
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT:      $3,000,000 (Dollars
ORIGINAL ISSUE DATE:      October 3, 2006
INTEREST RATE:      6.19%
INTEREST PAYMENT DATES:      January 3 and July 3
FINAL MATURITY DATE:     July 3, 2016
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:     $428,571.43 on July 3 of 2010, 2011, 2012, 2013, 2014 and 2015

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, or registered assigns, the principal sum of THREE MILLION DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at JPMorgan Chase Bank in CityNew York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the placecountry-regionUnited States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such state.

NU SKIN ENTERPRISES, INC. By: /s/ Ritch N. Wood Name: Ritch N. Wood Title: Chief Financial Officer